August 29, 2024
Pioneer Corporate High Yield Fund
Important Notice Regarding Change in Investment Policy and Name
Supplement to the Summary Prospectus dated December 1, 2023
The Board of Trustees of Pioneer Corporate High Yield Fund has approved certain changes to the fund’s investment objective, strategies and portfolio management. As of December 2, 2024, the fund will be renamed Pioneer Active Credit Fund, the fund’s investment objective will be total return, including high current income, and the fund’s principal investment strategies will broaden from focusing on high yield corporate bonds to a multi-sector approach that invests in a variety of fixed income securities and instruments.
From and after December 2, 2024, the following changes are made to the prospectus:
Fund Summary
The following replaces the sections entitled “Investment objective” and “Principal investment strategies:”
Investment objective
The fund’s investment objective is total return, including high current income.
Principal investment strategies
The fund employs a flexible investment approach that selects investments from a broad range of issuers and segments of the U.S. and non-U.S. fixed income markets, such as investment grade and high yield corporate bonds, US and non-US government bonds, and asset-backed and mortgage-backed securities. As a secondary component of its overall strategy, the fund’s portfolio management team uses derivatives in an effort to limit credit and interest rate risks.
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income investments. Fixed income investments may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs) and “sub-prime” mortgages), asset-backed securities, floating-rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, subordinated debt securities, insurance-linked securities, municipal debt securities and securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in fixed income investments. Derivative instruments that provide exposure to fixed income investments or have similar economic characteristics may be treated as fixed income investments under the fund’s 80% policy.
The fund may invest a substantial portion of its assets in asset-backed securities and mortgage-related securities, including CMBS, CMOs and other mortgage-related securities issued by private issuers. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The fund invests in securities of any maturity and duration. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bond. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the fund has a two year duration, then all other things being equal, the fund will decrease in value by two percent if interest rates rise one percent.
The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred, payment in kind and auction rate features.
The fund may invest in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The fund’s investments in debt securities rated below investment grade may include securities that are in default.

The fund may invest in securities of non-U.S. issuers, including securities of issuers in emerging markets.
The fund may invest in equity-linked notes (ELNs) and other equity-linked securities. ELNs are hybrid structured investments that combine the characteristics of one or more reference equity securities (usually a single stock, a basket of stocks or a stock index) and a derivative that provides current payments at stated rates.
The fund may invest in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, master limited partnerships, equity interests in real estate trusts (REITs) and other equity interests. The fund may invest in equity securities as a consequence of holding debt of the same issuer or when Amundi US believes they offer income, the potential for capital gains or other portfolio management purposes.
The fund’s investment adviser may use (but is not required to use in any given situation) derivatives, including interest rate futures, credit default swaps and credit default swap index products (CDX) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds), and forward foreign currency contracts, primarily to manage the fund’s average duration, credit, and currency exposures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold non-U.S. currency and may hold cash or other short-term investments.
The fund’s investment adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The fund’s allocation among the segments of the fixed income markets depends upon the adviser’s outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments. The adviser seeks to provide exposure to those areas of the fixed income market that the investment adviser anticipates will provide value, while seeking to minimize exposure to those areas it anticipates will provide less value. The investment adviser does not manage the fund specific to any index or benchmark.

The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification. The adviser also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The investment adviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The fund may engage in active and frequent trading of portfolio securities.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.
The following supplements the section entitled “Principal risks of investing in the fund:”
Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the fund.

Management
The following replaces the section entitled “Portfolio management”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jonathan Duensing, Senior Managing Director,
Head of Fixed Income, US and Director of
Multi-Sector Fixed Income (portfolio manager of
the fund since December 2024); Jeffrey Galloway,
Senior Vice President and Senior Credit Analyst of
Amundi US (portfolio manager of the fund since
December 2024)

33897-00-0824
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC